NET INCOME (LOSS) PER SHARE	6 Months Ended
Mar. 31, 2026
Earnings Per Share [Abstract]
NET INCOME (LOSS) PER SHARE

NOTE 7 － NET INCOME (LOSS) PER SHARE

	Six Months ended March 31,
	2025	2026	2026
	HKD	HKD	USD
Numerator:
Net income (loss) attributable to the Company’s shareholders	$3,512,281	$(76,386,077)	$(9,743,122)

Denominator:
Weighted average ordinary shares outstanding
Basic and diluted*	84,167	117,985	117,985

Net income (loss) per share:
Basic and diluted	$41.73	$(647.42)	$(82.58)

*	The share amounts and per share data are presented on a retroactive basis, giving effect to the effectiveness of Share Redesignation and Reverse Splits.

Basic earnings per ordinary share are computed by dividing net income available to the Company’s ordinary shareholders by the weighted average number of ordinary shares outstanding during the year using the two-class method. The liquidation and dividend rights of the holders of the Company’s Class A and Class B ordinary shares are identical, except with respect to voting and conversion rights. As a result, under the two-class method in accordance with ASC 260, net income available to the Company’s ordinary shareholders is allocated between Class A and Class B ordinary shares and other participating securities based on participating rights in undistributed earnings on a proportionate basis.

707 CAYMAN HOLDINGS LIMITED AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED MARCH 31, 2026 AND 2025

For the six months ended March 31, 2026, diluted weighted-average ordinary shares outstanding is equal to basic weighted-average ordinary shares, due to the Company’s net loss position. Hence, no ordinary shares equivalents were included in the computation of diluted net loss per share since such inclusion would have been antidilutive.